VININGS INVESTMENT PROPERTIES, L.P.

                             THIRD AMENDMENT TO THE
              AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
              -----------------------------------------------------

         This Third Amendment to the Amended and Restated Agreement of Limited Partnership of Vinings Investment Properties, L.P. is made as of December 19, 1997 by Vinings Investment Properties Trust, a Massachusetts business trust (the "Trust"), Vinings Holdings, Inc., a Delaware corporation ("Holdings") and the Trust as general partner (the "General Partner") of Vinings Investment Properties, L.P., a Delaware limited partnership (the "Partnership") for the purpose of amending the Amended and Restated Agreement of Limited Partnership of the Partnership dated June 30, 1997, as amended (the "Partnership Agreement"). All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Partnership Agreement.

         WHEREAS, both the Trust and Holdings have made capital contributions and have been admitted as Limited Partners of the Partnership; and

         WHEREAS, Holdings desires to withdraw as a Limited Partner from the Partnership (the "Withdrawing Limited Partner") and transfer its Limited Partner interest in the Partnership to the Trust and the General Partner has consented to such transfer;

         NOW THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Transfer of Limited Partner's Interest.

         (a) Holdings does hereby sell, grant, convey, transfer, assign, set over and deliver unto the Trust all of its interest in the Partnership (the "Interest").

         To have and to hold the Interest, together with all and singular rights, privileges and appurtenances thereto, and anywise belonging or in any way appertaining to Holdings unto the Trust, its successors and assigns, forever.

         (b) Holdings hereby represents and warrants that Holdings is the sole owner of legal and beneficial title to all of the Interest and Holdings has made no previous assignment of the Interest.

         (c) Pursuant to Section 11.4 of the Partnership Agreement, the General Partner hereby consents to the transfer of the Interest from Holdings to the Trust pursuant to Section 11.3 A of the Partnership Agreement.

         (d) The change in limited partnership interests in the Partnership shall become effective as of the date of this Agreement.

THESE  SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE
SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973, AND EXEMPTIONS FROM THE SECURITIES ACT OF 1933, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A
TRANSACTION WHICH IS EXEMPT UNDER SUCH ACTS OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACTS.

SECTION 2. AMENDMENT TO PARTNERSHIP AGREEMENT.

         Pursuant to Section 14.1 B of the Partnership Agreement, the General Partner, as general partner of the Partnership and as attorney-in-fact for its Limited Partners, hereby amends the Partnership Agreement by deleting Exhibit A thereto in its entirety and replacing it with the Exhibit A attached hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

 VININGS INVESTMENT PROPERTIES TRUST          VININGS HOLDINGS, INC.
 As General Partner                           As Withdrawing Limited Partner
 By:    /s/ Peter D. Anzo                     By:    /s/ Stephanie A. Reed
 -------------------------                    ---------------------------
 Name:    Peter D. Anzo                       Name:    Stephanie A. Reed
 Title:   President                           Title:   Vice President

 VININGS INVESTMENT PROPERTIES TRUST
 As Limited Partner
 By:    /s/ Peter D. Anzo
 -------------------------
 Name:    Peter D. Anzo
 Title:   President

                       Vinings Investment Properties, L.P.
        Third Amendment to the Amended and Restated Partnership Agreement
        -----------------------------------------------------------------


                                    Exhibit A
                                    ---------

Name and Address                            Percentage                Number of
of Contributor                                Interest              Units Issued
-----------------                             --------              ------------

GENERAL PARTNER:

Vinings Investment Properties Trust           1.00%                       13,232

LIMITED PARTNERS:

Vinings Investment Properties Trust          80.67%                    1,067,393
The Vinings Group, Inc.                        .69%                        9,108
Hallmark Group Real Estate Service Corp.       .69%                        9,108
Windrush Partners, Ltd.                      16.95%                      224,330
                                             ------                    ---------

     Total                                  100.00%                    1,323,171